                                                                    Exhibit 10.1

                              LOWESTFARE.COM, INC.
                             1999 STOCK OPTION PLAN


1. PURPOSES OF THE PLAN. The purposes of this Lowestfare.com, Inc. 1999 Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

2.       DEFINITIONS. As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

         (b) "Applicable Laws" means the applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Cause" means, with respect to the termination by the Company or a Related Entity of the Optionee's Continuous Service, that such termination is for"Cause" as such term is expressly defined in a then-effective written agreement between the Optionee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Optionee's: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty or breach of trust. At least 30 days prior to the termination of the Optionee's Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Optionee with notice of the Company's or such Related Entity's intent to terminate, the reason therefor, and an opportunity for the Optionee to cure such defects in his or her service to the Company's or such Related Entity's satisfaction. During this 30 day (or longer) period, no Option issued to the Optionee under the Plan may be exercised or purchased.

         (e) "Code" means the Internal Revenue Code of 1986, as amended.

         (f) "Committee" means any committee appointed by the Board to administer the Plan.

         (g) "Common Stock" means the common stock of the Company.

         (h) "Company" means Lowestfare.com, Inc.

         (i) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

         (j) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Except as otherwise provided in the Option Agreement, Continuous Service shall not be considered interrupted in the case of
(i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

         (k) "Director" means a member of the Board or the board of directors of any Related Entity.

         (l) "Disability" means that a Optionee is permanently unable to carry out the responsibilities and functions of the position held by the Optionee by reason of any medically determinable physical or mental impairment. A Optionee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

         (m) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute employment.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (ii) In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

         (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (q) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (r) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (s) "Option" means a stock option to purchase Shares granted pursuant to the Plan.

                  (t) "Option Agreement" means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto.

                  (u) "Optionee" means an Employee, Director or Consultant who receives an Option pursuant to an Option Agreement under the Plan.

                  (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (w) "Plan" means this Lowestfare.com, Inc. 1999 Stock Option Plan.

                  (x) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

                  (y) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

                  (z)      "Share" means a share of the Common Stock.


                  (aa) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.       STOCK SUBJECT TO THE PLAN.

                   (a) Subject to the provisions of Section 15 of the Plan, (i) the maximum aggregate number of Shares which may be issued pursuant to Options under the Plan is 3.5 million Shares, and (ii) the maximum number of Shares with respect to which Options may be issued in any calendar year to any individual under the Plan is one million. The Shares to be issued pursuant to Options may be authorized, but unissued, or reacquired Common Stock.

                  (b) Any Shares covered by an Option (or portion of an Option) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Option shall not be returned to the Plan and shall not become available for future issuance under the Plan.

         4.       ADMINISTRATION OF THE PLAN.

                  (a)      Composition of Administrator.

                           (i) Administration with Respect to Directors and
Officers. With respect to grants of Options to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws, to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3, and to qualify Options to Officers as performance-based compensation under Section 162(m) of the Code, if applicable. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                           (ii) Administration With Respect to Consultants and
Other Employees. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                  (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                           (i) to select the Employees, Directors and
Consultants to whom Options may be granted from time to time hereunder;

                           (ii) to determine whether and to what extent Options
are granted hereunder;

                           (iii) to determine the number of Shares to be covered
by each Option granted hereunder;

                           (iv) to approve forms of Option Agreements for use
under the Plan;

                           (v) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any Option granted hereunder, including, but not limited to, the Option exercise price, vesting schedule, forfeiture provisions, the exercisability of an Option following a termination of Continuous Service, the form of payment upon settlement of the Option, and the establishment and satisfaction of any performance criteria relating to the vesting of any Option;

                           (vi) to amend the terms of any outstanding Option
granted under the Plan, provided that any amendment that would adversely affect the Optionee's rights under an outstanding Option shall not be made without the Optionee's written consent;

                           (vii) to issue Options under the Plan in settlement,
assumption or substitution for, outstanding options or obligations to grant future options in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction;

                           (viii) to establish one or more separate programs
under the Plan for the purpose of issuing particular forms of Options to one or more classes of Optionees on such terms and conditions as determined by the Administrator from time to time;

                           (ix) to construe and interpret the terms of the Plan
and Options granted pursuant to the Plan, including without limitation, any notice of Option or Option Agreement, granted pursuant to the Plan; and

                           (x) to take such other action, not inconsistent with
the terms of the Plan, as the Administrator deems appropriate.

                  (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

         5. ELIGIBILITY. Non-Qualified Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

         6. DESIGNATION OF TYPE OF OPTION. Each Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

         7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement, provided, however, that the term of an Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. TIME OF GRANTING OPTIONS. The date of grant of an Option shall for all purposes be the date on which the Administrator makes the determination to grant such Option, or such other date as is determined by the Administrator; provided however that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         9.       OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) Exercise Price. The exercise price for an Option shall be as follows:

                           (i) In the case of an Incentive Stock Option:

                           (A) granted to an Employee who, at the time of the
grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                           (B) granted to any other Employee, the per Share
exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant, unless otherwise determined by the Administrator.

                  (iii) Notwithstanding the foregoing provisions of this Section 9(a), in the case of an Option issued in connection with a transaction pursuant to the Administrator's authority in Section 4(b) (vii) hereof, the exercise or purchase price for the Option shall be determined in accordance with the principles of Section 424(a) of the Code.

         (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise of an Option including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

                           (i)      cash (or check);

                           (ii)     delivery of an Optionee's promissory note;

                           (iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price, unless otherwise determined by the Administrator);

                           (iv) payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                           (v) any combination of the foregoing methods of payment.

         10.      EXERCISABILITY OF OPTION.

                  (a) In General. An Option shall be exercisable at such times and under such conditions, including performance criteria with respect to the Company and/or the Optionee, as determined by the Administrator under the terms of the Plan and specified in the Option Agreement; provided, however, that no Option shall be exercisable after its termination date as set forth in the Option Agreement pursuant to Section 7 hereof.

                  (b)      Following Termination of Continuous Service.

                           (i) An Option may be exercised following the
termination of a Optionee's Continuous Service only to the extent specified in the Option Agreement. An Option shall terminate to the extent not exercised on the last day of such specified period or the last day of the original term of the Option, whichever occurs first.

                           (ii) To the extent any Option designated as an
Incentive Stock Option is not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Optionee's Continuous Service, such Option shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

         11.      PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER.

                  (a) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been made or provided for in accordance with the terms of the Plan and the Option Agreement.

                  (b) Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Option, notwithstanding the exercise of an Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Option Agreement or Section 15 below.

         12.      COMPLIANCE WITH APPLICABLE LAWS.

                  (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of the Administrator, such a representation is required by any Applicable Laws.


                  (b) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.


         13. WITHHOLDING TAXES. No Shares shall be delivered under the Plan to any Optionee or other person until such Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of any federal, state, local or foreign income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Option, the Company shall withhold or collect from the Optionee an amount sufficient to satisfy such tax obligations.

         14. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution; provided that the Administrator may in its discretion grant transferable Non-Qualified Stock Options pursuant to Option Agreements specifying (i) the manner in which such Non-Qualified Stock Options are transferable and (ii) that any such transfer shall be subject to Applicable Laws. An Optionee may designate a beneficiary of the Optionee's Option in the event of the Optionee's death on a beneficiary designation form provided by the Administrator.

Such designation of a beneficiary by an Optionee shall not be deemed to constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee as may be permitted by an Option Agreement.

         15.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE
TRANSACTIONS.


                  (a) The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company, in their sole and absolute discretion, to make, authorize or consummate any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, common stock, preferred or prior preference stock ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceeding and notwithstanding the fact that any such activity, proceeding, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any Option or underlying Shares.



                  (b) Except as otherwise provided in this Section 15 and subject to any required action by the shareholders of the Company, in the event of any change in capitalization affecting the Common Stock, such as a stock dividend, stock split or recapitalization, the Administrator shall make proportionate adjustments with respect to the number of Shares covered by each outstanding Option, the exercise price of each such outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, the maximum number of Shares for which Options may be granted to any individual under the Plan, as well as any other terms that the Administrator determines require adjustment. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Option.



                  (c) In the event of the proposed dissolution or liquidation of the Company, each outstanding Option under the Plan shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Shares subject to such Option, including Shares as to which the Option would not otherwise be exercisable. Unless otherwise provided by the Administrator in the exercise of its sole discretion, in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, outstanding Options shall terminate unless assumed or an equivalent option is substituted by such successor corporation or a parent or subsidiary of such successor corporation.


         16.      NO EFFECT ON TERMS OF EMPLOYMENT OR OTHER BENEFITS.

                  (a) The Plan shall not confer upon any Optionee any right with respect to the Optionee's Continuous Service, nor shall it interfere in any way with his or her right or the

Company's right to terminate the Optionee's Continuous Service at any time, with or without cause.

                   (b) Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity or as required by Applicable Laws, Options shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not intended to be a "pension plan" or "welfare plan" under the Employee Retirement Income Security Act of 1974, as amended.

         17.      AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

                  (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) No Option may be granted during any suspension of the Plan or after termination of the Plan.

                  (c) Any amendment, suspension or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         18. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon the adoption of the Plan by the Board. The Plan shall continue in effect for a term of ten (10) years from the date the Plan was adopted by the Board unless sooner terminated.